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                                                                   EXHIBIT 10.10

                              INZECO HOLDINGS INC.
                                STOCK OPTION PLAN
                (AS AMENDED NOVEMBER 23, 1998, NOVEMBER 22, 1999
                              AND NOVEMBER 9, 2000)

                                   1. PURPOSE

                  The purpose of the Stock Option Plan (the "Plan") of INZECO HOLDINGS INC. (the "Corporation") is to advance the interests of the Corporation and each subsidiary of the Corporation (as that term is defined in subsection 2(4) of the Business Corporations Act (Alberta), as such provision is from time to time amended, varied or re-enacted) (a "Subsidiary") by encouraging the directors, officers, management, consultants and employees of the Corporation and its Subsidiaries to acquire shares in the Corporation, thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation and its Subsidiaries and furnishing them with additional incentive in their efforts on behalf of the Corporation and its Subsidiaries.

                                2. ADMINISTRATION

                  The Plan shall be administered by the board of directors of the Corporation. A majority of the board of directors shall constitute a quorum, and the acts of a majority of the directors present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the directors.

                  Subject to the provisions of the Plan, the board of directors shall have authority to construe and interpret the Plan and all option agreements entered into thereunder, to define the terms used in the Plan and in all option agreements entered into thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the board of directors shall be binding and conclusive on all participants in the Plan and on their legal personal representatives and beneficiaries.

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                  Each option granted hereunder shall be evidenced by an
agreement, signed on behalf of the Corporation and by the optionee, in such form as the directors shall approve. Each such agreement shall recite that it is subject to the provisions of this Plan.

                            3. SHARES SUBJECT TO PLAN

                  Subject to adjustment as provided in Section 14 hereof, the shares to be offered under the Plan shall consist of shares of the Corporation's authorized but unissued common shares. From and after the date the Corporation's shares are listed on a stock exchange, the aggregate number of shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 3,500,000 common shares. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of this Plan.

                      4. MAINTENANCE OF SUFFICIENT CAPITAL

                  The Corporation shall at all times during the term of the Plan reserve and keep available such numbers of shares as will be sufficient to satisfy the requirements of the Plan.

                        5. ELIGIBILITY AND PARTICIPATION

                  Directors, officers, management, consultants under written contract to the Corporation who provide significant time and attention to the affairs and business of the Corporation and employees of the Corporation and its Subsidiaries shall be eligible for selection to participate in the Plan (such persons hereinafter collectively referred to as "Participants"). The board of directors shall determine to whom options shall be granted, the terms and provisions of the respective option agreements, the time or times at which such options shall be granted, and the number of shares to be subject to each option. An individual who has been granted an option may, if he is otherwise eligible, and if permitted under

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the policies of the stock exchange or stock exchanges on which the shares of the Corporation are to be listed, be granted an additional option or options if the directors shall so determine.

                                6. EXERCISE PRICE

         The exercise price of the shares covered by each option shall be determined by the directors. The exercise price shall be not less than the price permitted by the policy or policies of the stock exchange or stock exchanges on which the shares of the Corporation are listed.

                          7. NUMBER OF OPTIONED SHARES

                  The number of shares subject to an option to a Participant shall be determined in the resolution of the board of directors, but from and after the date the Corporation's shares are listed on a stock exchange, no Participant shall be granted an option which exceeds 5% of the issued and outstanding shares of the Corporation at the time of granting of the option.

                              8. DURATION OF OPTION

                  Each option and all rights thereunder shall be expressed to expire on the date set out in the option agreements and shall be subject to earlier termination as provided in paragraphs 10 and 11.

                    9. OPTION PERIOD, CONSIDERATION AND PAYMENT

         (a) The period within which such option shall be exercised (the "Option Period") shall be a period of time fixed by the board of directors, not to exceed five (5) years from the date the option is granted, provided that the Option Period shall be reduced with respect to any option as provided in Sections 10, 11 and 14.


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         (b)      An option shall vest and may be exercised (in each case to the nearest full share) during the Option Period in such manner as the board of directors may fix by resolution. Options which have vested may be exercised in whole or in part at any time and from time to time during the Option Period. To the extent required by any stock exchange or stock exchanges on which the shares of the Corporation are listed, no option may be exercised under this Plan until this Plan has been approved by a resolution duly passed by the shareholders of the Corporation.

         (c) Except as set forth in Sections 10 and 11, no option may be exercised unless the Participant is at the time of such exercise a director, officer, manager, consultant or employee of the Corporation or a Subsidiary; except in the case of a consultant, where the Option has been granted for a specific service, the Option may be exercised only upon completion of that service.

         (d) The exercise of any option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of shares with respect to which the option is being exercised, accompanied by cash payment, certified cheque or bank draft for the full purchase price of such shares with respect to which the option is exercised. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any shares subject to an option under this Plan, unless and until the certificates for such shares are issued to him or them under the terms of the Plan.

          10. CEASING TO BE A DIRECTOR, OFFICER, MANAGER OR EMPLOYEE

                  If a Participant shall cease to be a director, officer, manager, consultant or employee of the Corporation or a Subsidiary for any reason (other than death), he may but only within 90 days next succeeding his ceasing to be a director, officer, manager, consultant or employee, exercise his

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option to the extent that he was entitled to exercise it at the date of such cessation.

                  Nothing contained in the Plan, nor in any option granted pursuant to the Plan, shall as such confer upon any Participant any right with respect to continuance as a director, officer, manager, consultant or employee of the Corporation or of any Subsidiary or affiliate.

                            11. DEATH OF PARTICIPANT

                  In the event of the death of a Participant, the option previously granted to him shall be exercisable only within the twelve (12) months next succeeding such death and then only:

         (a) by the person or persons to whom the Participant's rights under the Option shall pass by the Participant's will or the laws of descent and distribution; and

         (b) if and to the extent that he was entitled to exercise the option at the date of his death.

                             12. RIGHTS OF OPTIONEE

                  No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a shareholder of the Corporation in respect of any shares issuable upon exercise of such option until certificates representing such shares shall have been issued.

                        13. PROCEEDS FROM SALE OF SHARES

                  The proceeds from sale of shares issued upon the exercise of options shall be added to the general funds of the Corporation and shall thereafter be used from time to time for such corporate purposes as the board of directors may determine and direct.

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                                 14. ADJUSTMENTS

                  In the event that the outstanding shares of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation, or in the event that there is a reorganization, amalgamation, consolidation, subdivision, reclassification, dividend payable in capital stock or other change in the capital stock of the Corporation, then each Participant holding an option shall thereafter upon the exercise of the option granted to him, be entitled to receive, in lieu of the number of shares to which the Participant was theretofore entitled upon such exercise, the kind and amount of shares or other securities or property which the Participant would have been entitled to receive as a result of any such event if, on the effective date thereof. the Participant had been the holder of the shares to which he was theretofore entitled upon such exercise.

                  In the event the Corporation proposes to amalgamate, merge or consolidate with any other corporation (other than with a wholly-owned subsidiary of the Corporation) or to liquidate, dissolve or wind-up, or in the event an offer to purchase the shares of the Corporation or any part thereof shall be made to all holders of shares of the Corporation, the Corporation shall have the right, upon written notice thereof to each Participant, to require the exercise of the option granted within the thirty (30) day period next following the date of such notice and to determine that upon such thirty
(30) day period, all rights of the Participant to exercise same (to the extent not theretofore exercised) shall ipso facto terminate and cease to have any further force or effect whatsoever.

                               15. TRANSFERABILITY

                  All benefits, rights and options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be transferable or assignable unless specifically provided herein. During the lifetime of a Participant any benefits, rights and options may only be exercised by the Participant.

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                      16. AMENDMENT AND TERMINATION OF PLAN

                  The board of directors may, at any time, suspend or terminate the Plan. The board may also at any time amend or revise the terms of the Plan, PROVIDED that no such amendment or revision shall alter the terms of any options theretofore granted under the Plan.

                             17. NECESSARY APPROVALS

                  The obligation of the Corporation to issue and deliver shares in accordance with the Plan is subject to any approvals which may be required from any regulatory authority or stock exchange having Jurisdiction over the securities of the Corporation. If any shares cannot be issued to any Participant for whatever reason, the obligation of the Corporation to issue such Shares shall terminate and any option exercise price paid to the Corporation will be returned to the Participant.

                            18. STOCK EXCHANGE RULES

                  The rules of any stock exchange upon which the Corporation's Shares are listed shall be applicable relative to options granted to Participants.

                           19. EFFECTIVE DATE OF PLAN

                  The Plan has been adopted by the board of directors of the Corporation subject to the approval of the stock exchange or stock exchanges on which the Shares of the Corporation are to be listed and, if so approved, the Plan shall become effective upon such approvals being obtained.

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                               20. INTERPRETATION

                  The Plan will be governed by and construed in accordance with the laws of Canada and of the Province of Alberta.

         IN WITNESS WHEREOF the Corporation has caused its corporate seal to be affixed hereto in the presence of its officers duly authorized in that behalf as of the 22nd day of November, 1999.




                                       INZECO HOLDINGS INC.


                                       Per: /s/Robert Stikeman
                                            --------------------
                                            Secretary